                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) March 15, 2007
                                                        --------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-51584                04-3510455
         --------                     --------               ----------
(State or other jurisdiction of      (Commission           (IRS Employer
         incorporation)              File Number)          Identification No.)

         24 North Street, Pittsfield, Massachusetts          01201
         ------------------------------------------          ------
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

(c) On March 15, 2007, the Company announced that Kevin P. Riley, age 47, has been appointed as Executive Vice President, Chief Financial Officer and Treasurer of the Company and Bank, effective August 1, 2007. Until August 1, Mr. Riley will be concluding his on-going projects at KeyCorp but will be providing services to the Company and the Bank on a consulting basis.

              Mr. Riley will come to the Company and Bank after twenty-one years with KeyCorp, where he most recently serves as Executive Vice President for Client Information & Relationship Management. Before holding that position, from 1996 to 2002, he served as Executive Vice President and Chief Financial Officer of KeyBank National Association.

              For more information, reference is made to the Company's press release dated March 15, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Shell Company Transactions:  Not applicable

         (d)  Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated March 15, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BERKSHIRE HILLS BANCORP, INC.


Dated: March 16, 2007                 By:/s/ John S. Millet
                                         ---------------------------------------
                                         John S. Millet
                                         Senior Vice President and Interim Chief
                                         Financial Officer